UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                November 16, 2004
                                -----------------

                             Kronos Worldwide, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

        Delaware                  1-31763                   76-0294959
   -------------------      ------------------          -----------------
     (State or other           (Commission                (IRS Employer
     jurisdiction of           File Number)               Identification
     incorporation)                                       No.)

  5430 LBJ Freeway, Suite 1700, Dallas, Texas              75240-2697
----------------------------------------------            ------------
  (Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the  Exchange  Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under  the
        Exchange Act (17  CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under  the
        Exchange Act (17  CFR  240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers;
               Election of Directors; Appointment of Principal Officers.

     Effective November 16, 2004 pursuant to the registrant's amended and restated bylaws, the registrant's board of directors expanded the number of members of the board of directors and elected Mr. Keith R. Coogan as a director of the Corporation to fill the newly created vacancy and also appointed him to the audit committee of the board of directors of the Corporation.

     Mr. Coogan, age 52, has served as a director of CompX International, Inc., a Delaware corporation and an affiliate of the registrant ("CompX"), since 2002 and is the chairman of CompX's audit committee and its "audit committee financial expert." Mr. Coogan also has served as a director of Keystone Consolidated Industries, Inc., a Delaware corporation and an affiliate of the registrant, since 2003 and is chairman of its audit committee. Mr. Coogan is chief executive officer of Software Spectrum, Inc., a global business-to-business software services provider that is currently a wholly owned subsidiary of Level 3 Communications, Inc., but from 1991 to 2002 was a publicly traded corporation. From 1990 to 2002, he served in various other executive officer positions of Software Spectrum, including vice president of finance and operations and chief operating officer.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Kronos Worldwide, Inc.
                                       (Registrant)




                                       By:    /s/ Robert D. Graham
                                              ----------------------------
                                              Robert D. Graham
                                              Vice President, General Counsel
                                              and Secretary


Date:  November 18, 2004